Exhibit 32.1


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Focus Affiliates, Inc. ( the "Registrant" ) on Form 10-QSB for the period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof ( the "Quarterly Report" ), I, Michael Burke, President and Director of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that :

( 1 ) The Quarterly Report fully complies with the requirements of section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

( 2 ) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated : July 9th, 2008            Signature :  /s/ Michael Burke
                                               --------------------------
                                                   Michael Burke
                                                   President and Director


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